EXHIBIT 10.2

AGREEMENT

Between

ARMADA HEALTH CARE, L.L.C.

And

HEMISPHERX BIOPHARMA, INC.

MANUFACTURER AGREEMENT

CONTRACT #

THIS AGREEMENT is entered into by and between Armada Health Care, L.L.C., a New Jersey corporation, having offices at 100 Campus Drive, Suite 102, Florham Park, NJ 07932 (“Armada”) and Hemispherx Biopharma, Inc., a Delaware corporation, having its headquarter offices at 1617 JFK Boulevard, Suite 660 Philadelphia, Pa 19103 (“Supplier”). This Agreement constitutes the entire agreement between the parties with respect to its subject matter and this Agreement supersedes all prior concerning the subject matter of this Agreement.

WHEREAS, Armada is a group purchasing organization (“GPO”), operating in accordance with the group purchasing organizations safe harbor at 42 C.F.R. § 1001.952 (j) (the “GPO Safe Harbor”); and

WHEREAS, as a GPO, Armada, on behalf of its Members (hereinafter defined) negotiates and maintains contracts with manufacturers and distributors of healthcare products, including but not limited to pharmaceutical and medical surgical products, as well as service providers, collectively known as “Suppliers” to offer rebates (“Contract Rebates”) on specific products to the Members or sell specific products to the Members at agreed-to prices (“Award Prices’); and

WHEREAS, Supplier by submitting a written proposal to ARMADA providing information detailing the rebate amount and/or price, quantity, value and technology of all products which Supplier would offer to Members, has shown willingness to provide said products to members and such written proposal is incorporated herein by reference (hereinafter referred to as “Supplier’s Response”) and attached hereto as Exhibit A; and

WHEREAS, based upon the representations, covenants and warranties contained in Supplier’s Response, all of which are deemed to be material, ARMADA has selected Supplier to provide Members with the products and services described in Supplier Response at the Contract Rebate and/or Award Price levels set forth therein and upon the terms and conditions set forth herein;

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

NOW, THEREFORE, in consideration of mutual promises contained herein, Supplier’s Response and other good and valuable consideration, ARMADA and Supplier agree as follows:

TERMS AND CONDITIONS

1.	Term – the period of time for which this Agreement will be in effect, August 15, 2011 through August 14, 2012

2.
Contract Number(s) – Supplier shall provide contract number(s) upon submission of Agreement to ARMADA.  Contract number(s) shall remain consistent in all forms of communication throughout the term of this Agreement to all authorized and applicable parties, including BioRidge Pharma.

3.
Products, Contract Rebates and Contract Prices - Product line, Contract Rebates and Award Prices offered under this agreement should be identified as Exhibit A. Contract Rebate and Award Price information should remain confidential and will be released to ARMADA members and potential program participants only.

4.
Price Protection - Supplier agrees that the prices, quality, value and technology of all Products sold under this Agreement shall be market competitive throughout the Term.  During the Term, Supplier shall provide prompt written notice to ARMADA of all Products offered for sale by Supplier on terms that are more favorable to an offeree than the terms of this Agreement.  Supplier shall lower the Award Price or increase any discount applicable for the purchase of Products to assure market competitiveness for Members.  If at any time during the Term ARMADA receives information indicating that Supplier’s prices, quality, value or technology are not market competitive, ARMADA may provide written notice of such information to Supplier, and Supplier shall, within ten (10) business days, advise ARMADA in writing of and fully implement all adjustments necessary to assure market competitiveness to Members. Market Competitiveness shall be based on pricing offered to similar entities within a class of trade and excludes pricing made available to entities outside the United States or any pricing offered to any Government Entity (i.e. VA, DoD, PHS, etc.).

5.
Price Notifications - Supplier shall provide not less than    *  prior written notice to ARMADA and not less than   *  prior written notice to  BioRidge Pharma of any change in pricing terms permitted by this Agreement. For purposes of the foregoing notification requirements, a change in pricing terms shall mean any change that affects the delivered price to the Member, including, without limitation, changes in list prices, discounts, pricing tiers or schedules.  Such written notice shall be provided in such format and in such detail as may be required by ARMADA and shall include, at a minimum, sufficient information to determine line item pricing of the Products for all affected Members.

6.	Class of Trade Form - Supplier shall complete the Class of Trade Form as set forth in Exhibit B. Each unique contract number requires a separate Class of Trade Form.

7.
Eligibility to Participate - This proposal is extended to all ARMADA member facilities that fall within the approved Class of Trade defined in Exhibit B, agree to the terms as detailed in Exhibit A, and have been qualified by Armada and ultimately approved by Supplier (“Participating Members”).     ARMADA may also from time to time identify members that may meet the requirements of the Agreement (“Potential Participating Member”).  These Potential Participating Pharmacies will be submitted for review and final approval by Supplier at which time they will become “Eligible Members”.  ARMADA reserves the right to delete members during the period of this agreement by providing the Supplier thirty (30) days written notice.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

8.	“Usage Data” shall mean a data file at the NDC level for all Products bought or returned to authorized wholesaler as shown in Exhibit G; Required Usage Data Format.

9.
“WAC” shall mean the US Dollar wholesale acquisition cost for a given pharmaceutical product by the National Drug Code (“NDC”) number in effect as of the first day of the calendar quarter as established by Supplier.

10.
Contract Implementation - Supplier will endeavor to implement this agreement within thirty (30) days of signing.  This implementation will include contacting ARMADA facilities and/or if applicable, providing pricing and contract information to the authorized distributor listed on Exhibit C.  Supplier will provide copies of all correspondence to distributor providing contract information.  Failure to comply with this condition may result in the cancellation of the agreement.

11.	Commitment - *.

12.
Return Goods Policy - Supplier must provide a formal policy to ARMADA members for the return of defective products or products received by error. The policy should include the contact person's name and phone number responsible for processing returns and providing return authorization.  In addition, full credit will be issued for products returned to the Supplier.  Please include policy as Exhibit D.

13.	Product Recall - Supplier will maintain a product recall policy and procedure and will notify all ARMADA members of products affected. Please include Product Recall Policy as Exhibit E.

14.	Material Safety Data Sheet (MSDS) - Supplier will provide ARMADA members Material Safety Data Sheets if applicable.

15.	Distribution/Order Placement (Check one or both if applicable)

☐	Direct:
Company Name
Address
City/State/Zip
Telephone
Fax Number
Contact Name

☒	From Distributor

Orders may be placed through authorized distributors. ARMADA will provide a list of those distributors (Exhibit C). ARMADA supports the efforts of those Suppliers that provide equal opportunities to minority distributors.

Note:  Please attach a separate listing of your servicing distributor(s), coverage area, address and phone number.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

16.
Disruption of Product Delivery - Supplier will make all reasonable plans to see that the product(s) awarded are available when Participating Members place their orders.  Products that are unavailable due to back order, but remain in production by Supplier are considered temporarily unavailable.  Supplier will not be held responsible for out of stock situations that occur at the wholesaler’s distribution centers when product is available for shipment from Supplier.  Supplier shall be relieved of its obligations by acts of God, riots, labor disputes, strikes, actions or defaults or material suppliers or common carriers.

17.	Rebates

  A.  All reimbursement payments will be made monthly, by check, or electronically, via an Automated Clearing House payment to the bank account(s) designated by ARMADA within thirty (30) days after Supplier’s receipt and acceptance of Usage Data. Rebates will be calculated as a percentage of Wholesaler Acquisition Cost (“WAC”) on the day of purchase and based on the Product purchases made by ARMADA members through Authorized Wholesalers during the month. Payment for any period that is not a complete month will be based on the Product purchases made during such period. Detailed documentation of the rebate payment showing how the rebate was calculated and the reason for any discrepancy between the amounts billed and the amount paid will accompany all rebate checks.  Adjustments, if found, will be paid or refunded accordingly to the appropriate party in subsequent rebate payments.  In the event that no subsequent rebate payments are payable, ARMADA will refund to Supplier any overpayment within thirty (30) days of Customer’s acknowledgment of the overpayment; Supplier will remit any underpayment to ARMADA within thirty (30) days of Supplier’s acknowledgment of such underpayment.

B.   As a condition to receiving Rebates described in Exhibit A, ARMADA shall provide to Supplier Usage Data, within thirty (30) days of the end of each month during the term of this Agreement. Both Parties agree to discuss Usage Data if found to be unacceptable to Supplier and will work to resolve issues before final determination of the acceptability of the Usage Data.  The acceptability of Usage Data rests with mutual agreement between the Parties.

18.	Insurance

A.  Policy Requirements.  Supplier shall maintain and keep in force during the Term product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Products sold by, manufactured by or purchased from Supplier.  Such insurance shall contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than $5,000,000 per occurrence.  The insurance policy shall name ARMADA, as its interests may appear, as additional insured’s.  Supplier shall provide to ARMADA within fifteen (15) days after ARMADA’s request, an insurance certificate indicating the foregoing coverage and issued by an insurance company licensed to do business in the relevant states.  ARMADA shall maintain and keep in force during the Term General Liability, Workers Compensation and Employers Liability, Professional Liability, Errors and Omissions Liability and Privacy and Network Security Liability.

B.  Amendments, Notices and Endorsements.  Supplier shall not amend, in any material respect the insurance coverage without thirty (30) days’ prior written notice to ARMADA.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

19.
Administrative Fees - In consideration of the administrative and sales development services provided by ARMADA as well as the services set forth in Exhibit H, Supplier will pay ARMADA an administrative fee in an amount equal to   *   made by members, as determined from manufacturers/distributor records. ARMADA represents and warrants that fees or other amounts received from suppliers are disclosed in accordance with the requirements of 42 CFR Part 1001.952(j).  The fee will be computed and paid quarterly within thirty (30) days after the last day of the quarter (payment due date).

Checks for administrative fee payments should be made payable:

To:	Armada Health Care, L.L.C.
100 Campus Drive, Suite 102
Florham Park, NJ 07932

(Attn: Finance Department)

Data to:   rxdata@Armadahealthcare.com

In order to assist ARMADA and its representatives, Supplier agrees that a qualified Manufacturer sales representative will call on ARMADA members as needed.  Furthermore, Supplier will provide ARMADA monthly reports showing total purchases in units and dollars by product code.  These reports will be provided in an electronic format.

20.
Nonpayment or Insolvency of a Member or Distributor - Supplier shall have no recourse against ARMADA for failure of any Distributor or member to pay for products purchased pursuant to this agreement.  If a Member or Distributor fails to pay Supplier for Products ordered by such Member or Distributor, or if a Member or Distributor becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or goes into liquidation, or if proceedings are initiated for the purpose of having a receiving order or dissolution order made against a Member or Distributor, or if a Member or Distributor applies to the court for protection from its creditors, then, in any such case, this agreement shall not terminate, but, (i) in the case of a Distributor, Supplier will have the right, upon prior written notice to ARMADA and the Members, to discontinue providing Products through that Distributor, and Supplier shall thereafter provide Products to the Members directly or through another Distributor, as directed by ARMADA; and (ii) in the case of a Member, Supplier shall have the right, upon prior written notice to ARMADA and the Member, to discontinue selling Products to that Member.

21.
Review of Supplier Records -  At any time while this agreement is in effect and if applicable, ARMADA reserves the right upon giving reasonable notice to review the records of the Supplier for the purpose of verifying reported sales to members and the calculation of the sales development fee outlined in Paragraph 19.  These records should be made available at the Supplier's business office during normal business hours.  The cost associated with this review will be the responsibility of ARMADA unless it is determined that the sales development fee payment has been understated by twenty-five percent (25%) or more.

A.
ARMADA acknowledges that records and information received during any audit are confidential in nature, and ARMADA agrees not to disclose same to persons or parties not participating in this or ARMADA programs.

22.
Use of Names - Supplier  shall not use in any of its promotional, informational or marketing activities or materials the names, trademarks, logos, symbols or description of the business or activities of ARM ADA, Distributor or Member without in each instance obtaining the prior written consent of the person owning the rights thereto.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

23.	Confidential Information

A.	During the Term and for two (2) years thereafter, Supplier shall:

(i)	keep strictly confidential and hold in trust the contents of this Agreement;
(ii)	keep strictly confidential and hold in trust all Confidential Information (defined below) of ARMADA, the Distributors and the Members;
(iii)	not use the Confidential Information for any purpose other than Supplier’s performance of its obligations under this Agreement, without the prior written consent of ARMADA;
(iv)	not disclose the Confidential Information to any third party (unless required by law) without the prior written consent of ARMADA; and
(v)
not later than thirty (30) days after the expiration or earlier termination of this Agreement, return to ARMADA, the Distributor or the Member, as the case may be, any Confidential Information Supplier may have received.

B.
Definition.   As used herein, “Confidential Information,” shall consist of all information relating to the prices and usage of the Products, all documents and other materials of ARMADA, the Distributors and the Members containing information relating to the programs of ARMADA, the Distributors or the Members which are proprietary or sensitive in nature not readily available through sources in the public domain.  In no event shall Supplier provide to any person any information relating to the prices it charges the Distributors for Products ordered pursuant to this Agreement without the prior written consent of ARMADA.

24.	Compliance

A. Compliance With Law.  Supplier represents and warrants, that at all times during the Term, that it is in, and will maintain, compliance with all federal, state and local statutes, laws, ordinances and regulations applicable to it (“Legal Requirements”) which are material to the operation of its business, the conduct of its affairs and sale of Products, including Legal Requirements pertaining to the safety, manufacturing and distribution of the Products, occupational health and safety, environmental protection, nondiscrimination, antitrust, and equal employment opportunity.  During the Term, Supplier shall: (i) promptly notify ARMADA of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Suppler is in noncompliance with any Legal Requirement which is material to the operation of its business, the conduct of its affairs and/or the sale of Products; and (ii) promptly provide ARMADA with true and correct copies of all written notices of adverse findings from any governmental agency, including, but not limited to, the U.S. Food and Drug Administration (“FDA”) and all written results of FDA or other governmental inspections which pertain to the Products.

B. Anti-Kickback Statute. It is the parties’ intention that this arrangement comply with the federal Anti-Kickback Statute, 42 U.S.C. § 132a-7b (b) and other applicable federal and state laws and, further, that this arrangement satisfy, and the parties comply with, as applicable, the GPO safe Harbor, and discounts safe harbor regulation at  42 C.F.R § 1001.952 (h) (the “Discounts Safe Harbor”).

C. Government Program Participation.  Supplier represents and warrants that it is not excluded from participation, and is not otherwise ineligible to participate, in a “Federal health care program” as defined in 42 U.S.C. 1320a-7, et seq. or in any other government payment program.  In the event Supplier is excluded from participation, or becomes otherwise ineligible to participate in any such program during the Term, Supplier shall notify ARMADA in writing within three (3) days after such event, and upon the occurrence of such event, whether or not such notice is given to ARMADA, ARMADA may immediately terminate this Agreement upon written notice to Supplier.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

D. Privacy Without limiting the generality of the foregoing, Armada represents that it and each Participating Member will comply with all laws regarding patient privacy and confidentiality, general privacy and security requirements, and communication methods including, but not limited to, HIPAA, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Telemarketing Sales Rule, and applicable Texas, California, and other federal or state laws covering the same or similar topics.  Armada further represents that it will take all necessary actions (i) to ensure that all participating members obtain the appropriate consents or authorizations required by law or regulation prior to the performance of services hereunder, and (ii) to ensure that all such services will be performed in accordance with any notice, opt-in, opt-out, access, envelope or other communications restrictions contained in applicable state or federal law.  Armada acknowledges that Supplier has no direct interaction with participating member’s customers seeking to fill prescriptions and that Supplier accordingly relies upon Armada as an independent contractor to insure that all patient consents or authorizations required by law or regulation are obtained prior to the performance of any services contemplated under this Agreement.

E. Adverse Event Reporting Armada represents that it and each Participating Member agree to report adverse events reported to Armada or Participating Member during their course of their communications with patients as per Exhibit I.

25.
Indemnification - Supplier shall release, indemnify, hold harmless, and, if requested, defend ARMADA, the Members and the Distributor, and their respective officers, directors, regents, agents, subsidiaries, affiliates and employees (collectively, the “Indemnitees”), from and against any claims, liabilities, damages, actions, costs and expenses (including, without limitation, reasonable attorneys’ fees, expert fees and court costs) of any kind or nature, whether at law or in equity, INCLUDING CLAIMS ASSERTING STRICT LIABILITY, arising from or caused in any part by (i) the breach of any representation, warranty, covenant or agreement of Supplier contained in this Agreement; (ii) the condition of any Product, including a defect in material, workmanship, design, manufacturing or formulary; or (iii) the warnings and instructions associated with any product.  However, t such indemnification, hold harmless and right to defense shall not be applicable where the claim, liability, damage, actions, cost or expense arises solely as a result of an act or failure to act of Indemnitees.  This Section and the obligations contained herein shall survive the expiration or earlier termination o f this Agreement.  The remedies set forth in this Section are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

26.	Cancellation
ARMADA may terminate this Agreement at any time for any reason whatsoever by delivering not less than sixty (60) days prior written notice to Supplier.  In addition, ARMADA may terminate this Agreement immediately by delivering written notice to Supplier upon the occurrence of either of the following events:

(i)      Supplier breaches any term of this Agreement; or

(ii)      Supplier becomes insolvent, makes an assignment for the benefit of creditors, or commences liquidation proceedings; or proceedings are initiated by or against Supplier under the U.S. Bankruptcy Code; or Supplier applies to any court for protection from its creditors.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

ARMADA’s right to terminate this Agreement due to Supplier’s breach is in addition to all other rights and remedies ARMADA, the Members or the Distributors may have resulting from such breach, including, but not limited to, ARMADA’s right to recover all lost Administrative Fees resulting from such breach through the date ninety (90) days after termination.

Supplier may terminate this Agreement at any time for any reason by delivering not less than sixty (60) days prior written notice thereof to ARMADA.

27.
Transferability - In the event that Supplier transfers legal ownership and/or marketing rights of products listed on Exhibit A to another entity during the term of this agreement, ARMADA's rights and privileges as expressed by the terms and conditions contained herein shall also be transferred upon the agreement and consent of ARMADA.

28.	Miscellaneous

A. Choice of Law.   This Agreement and the rights and obligations of the Partners hereunder shall in all respects be governed by and construed in accordance with the internal laws of the State of New Jersey (without regard to the conflict of laws principles of such state) including all matters of construction, validity and performance.  The Partners hereto agree and submit to New Jersey courts to have jurisdiction over all matters relating to this Agreement and any lawsuits instituted by either party shall be brought in New Jersey; however, the terms of any agreement between Supplier and an Distributor or between Supplier and a Member shall be governed by and construed in accordance with the choice of law and jurisdiction provisions set forth in such agreement.

B. Not Responsible.  ARMADA shall not be responsible or liable for any acts or failure to act of any Distributor or Member.

C. Third-Party Beneficiaries.  All Distributors and Members are intended to be third-party beneficiaries of this Agreement.  All terms and conditions of this Agreement, which are applicable to the Distributors, will inure to the benefit of and be enforceable by the Distributors and their respective successors and assigns.  All terms and conditions of this Agreement which are applicable to the Members will inure to the benefit of and be enforceable by the Members and their respective successors and assigns.

29.
Submission of Document - Submission of this document constitutes a legal offer.  Therefore, should any or all of said document be accepted and in exchange for being designated as a contracted Supplier, said Supplier hereby agrees to be legally bound to provide each ARMADA facility, present and future on an as desired basis, any items encompassed in said document pursuant to the terms of the respective agreement.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement.

ACCEPTED BY:	ACCEPTED BY:
Armada Health Care, L.L.C.	Hemispherx Biopharma, Inc.

By: Lawrence S. Irene, R.Ph.	By: William A. Carter, M.D.

/s/ Lawrence S. Irene	/s/ William A. Carter
Signature	Signature

Title: CEO	Title: Chairman and CEO

Date: 08/23/11	Date: 09/06/11

Manufacturer Contract # ______________________

SIGNATURE BY BOTH PARTIES CONSTITUTES A LEGAL AND BINDING AGREEMENT

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit A
Products, Contract Rebates, Services and Fees

1.	PRODUCT

NDC	Product Name	Unit of Measure
54746-0001-01	Alferon N Injection	1ml/vial

2.	REBATE SUMMARY

2.1.	Contract Rebates are set forth in this Section. For Participating Members the following discounts will apply in the form of a rebate off of WAC.

2.1.1.       *

*	*	*
*	*	*

2.1.2.       *.

*	*	*
*	*	*

3.	DATA REQUIREMENTS

3.1.
Armada shall not provide Supplier with the names of, or any non-blinded medical information with respect to, patients or any information that is considered identifiable under HIPAA or applicable state law (“Patient Information”).  Supplier agrees not to use, directly or indirectly, any methods, system, or device, whether through coding of any materials hereunder or otherwise, to attempt to identify such individuals or to correlate the identity of those individuals receiving mailings hereunder with Armada’s mailing list or other database.

3.2.	*.

3.3.	*.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

4.	BASE SERVICES

*:

4.1. *
4.2. *
4.3. *
4.4. *
4.5. *
4.6 *
4.7 *
4.8 *
4.9 *
4.10 *
4.11 *
4.12 *
4.13 *
4.14 *
4.15 *
4.16 *

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit B – Class of Trade

*

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*

Thank you in advance for your cooperation in this very important matter.  Please return the completed form via fax or email ASAP.  Facsimile number 973-564-8010 or email contracts@armadahealthcare.com Attn: Contract Administrator.

Vendor Name:

Completed By:

Title:

Email:

Phone Number:

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit C
ARMADA Distributors and Wholesalers

*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit D

Hemispherx Returned Goods Policy

This Return Goods Policy is for all Hemispherx products, Alferon N® and Ampligen® ,  distributed by Bio Ridge Pharma, Inc.

The following products are eligible for return and reimbursement:

•	Out dated product: Product within two (2) months prior or six (6) months past expiration date noted on product; AND
•	Product in its original container and bearing its original label. OR
•	Product which Hemispherx has specified be returned

The following products are not eligible for return and reimbursement:

•	Product that is not out-dated.
•	Product in which the lot number and/or expiration date is missing, illegible, covered, and/or unreadable on original container.
•	Product that has been damaged due to improper storage or handling, fire, flood, or catastrophe.
•	Product that has been sold expressly on a non-returnable basis.
•	Product that is not in its original container and/or not bearing its original label.
•	Product that is in its original container with a prescription label attached.
•	Product that has been repackaged
•	Partial vials..
•	Product obtained illegally or via diverted means.
•	Product purchased on the "secondary source" market or from a distributor other than BioRidge. .
•	Product that Hemispherx determines, in its sole discretion, is otherwise adulterated, misbranded, or counterfeit.

Hemispherx will only accept returns shipped to BioRidge Pharma. All eligible products  shall be shipped in a safe, secure, and reliable manner, and in compliance with all applicable federal, state and local laws, regulations and statutes. It is the shipper's responsibility to securely package all return goods to prevent breakage during transit and otherwise comply with laws and regulations applicable to the packaging, shipping and transport of return goods shipments. Hemispherx is not responsible for shipments lost and/or damaged in transit. Hemispherx recommends that all customers insure return goods shipments.

Hemispherx will audit the quantities of return goods and final reimbursement will be based on Hemispherx count. All products will be reimbursed based on the priced paid. Direct purchasing customers reimbursement will be issued in the form of a credit or product replacement to the appropriate party.

To assist in accurate credit memo processing, please include the following information with the return goods shipment:

3.	Purchaser ‘s name and mailing address.
4.	Date and quantity purchased

Return goods shipments which are deemed to be outside of this policy will not be returned to the customer or the third party processor and no reimbursement will be issued by Hemispherx. Hemispherx return goods policy is subject to change at any time and without prior notice to other parties.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit E

Product Recall Policy

This Return Goods Policy is for all Hemispherx products, Alferon N® and Ampligen®, distributed by Bio Ridge Pharma, Inc.

The following products are eligible for return and reimbursement:

•	Out dated product: Product within two (2) months prior or six (6) months past expiration date noted on product; AND
•	Product in its original container and bearing its original label. OR
•	Product which Hemispherx has specified be returned

The following products are not eligible for return and reimbursement:

•	Product that is not out-dated.
•	Product in which the lot number and/or expiration date is missing, illegible, covered, and/or unreadable on original container.
•	Product that has been damaged due to improper storage or handling, fire, flood, or catastrophe.
•	Product that has been sold expressly on a non-returnable basis.
•	Product that is not in its original container and/or not bearing its original label.
•	Product that is in its original container with a prescription label attached.
•	Product that has been repackaged
•	Partial vials.
•	Product obtained illegally or via diverted means.
•	Product purchased on the "secondary source" market or from a distributor other than BioRidge. .
•	Product that Hemispherx determines, in its sole discretion, is otherwise adulterated, misbranded, or counterfeit.

Hemispherx will only accept returns shipped to BioRidge Pharma. All eligible products shall be shipped in a safe, secure, and reliable manner, and in compliance with all applicable federal, state and local laws, regulations and statutes. It is the shipper's responsibility to securely package all return goods to prevent breakage during transit and otherwise comply with laws and regulations applicable to the packaging, shipping and transport of return goods shipments. Hemispherx is not responsible for shipments lost and/or damaged in transit. Hemispherx recommends that all customers insure return goods shipments.

Hemispherx will audit the quantities of return goods and final reimbursement will be based on Hemispherx count. All products will be reimbursed based on the priced paid. Direct purchasing customers reimbursement will be issued in the form of a credit or product replacement to the appropriate party.

To assist in accurate credit memo processing, please include the following information with the return goods shipment:

•	Purchaser‘s name and mailing address.
•	Date and quantity purchased

Return goods shipments which are deemed to be outside of this policy will not be returned to the customer or the third party processor and no reimbursement will be issued by Hemispherx. Hemispherx return goods policy is subject to change at any time and without prior notice to other parties.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit F:  RX Data

Category	Field	Type	Description	Values	Example	Required
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*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit G: Usage Data

DEA #	Member Name	City	State	NDC	Product Name	Package	Units	Gross (WAC) Sales Dollars

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit H
Services

I.	*

1.	*

a.	*
b.	*
2.	*
a.	*
b.	*
c.	*

II.	*

1.	*
a.	*
b.	*
i.
ii.	*
iii.	*
iv.	*
v.	*
vi.	*
vii.	*
viii.	*
c.	*

III.	*

1.	*
2.	*
a.	*
i.	*
ii.	*
iii.	*

3.	*
a.	*
i.	*
ii.	*
iii.	*
iv.	*

b.	*
i.	*
ii.	*
iii.	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

c.	*
i.	*
ii.	*
iii.	*
iv.	*

d.	*
i.	*
ii.	*
iii.	*

IV.	*

1.	*

2.	*

3.	*
a.	*
b.	*
c.	*
d.	*
e.	*
f.	*
g.	*

4.	*

i.	*
ii.	*
iii.	*
iv.	*
v.	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

Exhibit I

Adverse Events

Armada represents that it and each Participating Member agree to comply with any and all governmental laws, regulations and/or orders that are applicable now and in the future in connection with adverse experience collection and reporting.  Provider agrees to comply with Supplier’s instructions, as set forth below, surrounding the reporting of adverse experiences to Suppier that have been reported to Armada or Participating Member.

(a)
A serious adverse experience (AE) is any adverse drug experience occurring at any dose that results in any of the following outcomes: death, a life-threatening adverse drug experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability or a congenital birth defect.

(b)	Unexpected adverse drug experience is defined as:

(i)
Any adverse drug experience that is not listed in the current labeling for the drug product. This includes events that may be symptomatically and pathophysiologically related to an event listed in the labeling but differ from the event due to greater severity or specificity. Unexpected, as used in this definition, refers to an adverse drug experience that has not been previously observed (included in the labeling).

(c)
Certain information, while not meeting the above definition of an AE/ADR, shall nonetheless be transmitted to Hemispherx.  This information, hereinafter referred to as “Other Information Reportable to Hemispherx,” includes:

(i)	A case involving a pregnancy exposure to the product, except for exposure to prenatal vitamins;
(ii)	Report of lactation exposure to the product; or
(iii)	AE(s)/ADR(s) of special interest as designated by Hemispherx or a local regulatory authority.

(d)
Hemispherx shall be solely responsible for all pharmacovigilance activities regarding the Product including but not limited to: adverse experience or adverse drug reaction reporting including literature review and associated reporting; AE/ADR follow-up reporting; preparation and submission of all safety reports to the FDA as required per US Code of Federal Regulations (CFR), title 21 §314.80; maintaining the global safety database; all interactions with health authorities; periodic submission; labeling modifications; risk management; safety monitoring an detection and safety measure (e.g., Dear Doctor Letter, restriction on distribution).

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential

(e)
To the extent Provider or any of its employees or agents become aware of or receive any information regarding an AE/ADR or Other Information Reportable to Hemispherx associated with the use of a Product, Provider shall promptly provide Hemispherx with such information within two (2) calendar days of the date received by Provider or any of its employees or agents.  Provider shall attempt to obtain the minimal criteria needed to report an AE/ADR.  Minimal criteria includes the following:

(i)	Knowledge of a patient or specific patient identified (e.g., date of birth, age or gender);
(ii)	A suspect Hemispherx medicinal product
(iii)	An identifiable reporting source (e.g., doctor. Dentist, nurse or consumer, their name and address if available); and
(iv)	Suspected AE/ADR.

(f)
All AE/ADR or Other Information Reportable to Hemispherx received by Provider or any of its employees or agents shall be forwarded (by fax or overnight mail) in English to Hemispherx on Provider’s standard form (a sample of which is shall be provided by Hemispherx) within two (2) calendar days of the date received by Provider or any of its employees or agents.  Information shall be sent as follows to Supplier:

1.	Facsimile: [To be provided] or
2.	Overnight courier to:

[To be provided]

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
Confidential